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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 2, 1996
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                            PARKWAY PROPERTIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                   Maryland
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

       0-12505                                           74-2123597
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(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

300 One Jackson Place
188 East Capitol Street
Jackson, Mississippi                                           39201
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                 (601) 948-4091
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



                               The Parkway Company
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER EVENTS.

         On August 2, 1996, The Parkway Company, a Texas corporation, merged with and into its recently organized, wholly-owned subsidiary, Parkway Properties, Inc., a Maryland corporation, pursuant to the Agreement and Plan of Merger dated as of July 17, 1996. As a result of the merger, each stockholder received one share of common stock of Parkway Properties, Inc. in exchange for one share of common stock of The Parkway Company. Additionally, Parkway Properties, Inc. succeeded to all the rights and properties, and became subject to all the obligations and liabilities, of The Parkway Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are filed as exhibits to this Current Report:

         1. Agreement and Plan of Merger dated as of July 17, 1996 by and between The Parkway Company and Parkway Properties, Inc.

         2.       Articles of Incorporation of Parkway Properties, Inc.

         3.       Bylaws of Parkway Properties, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 1996                PARKWAY PROPERTIES, INC.
                                            (Registrant)

                                     By: /s/Sarah P. Clark
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                                            Sarah P. Clark,
                                            Vice President, Chief Financial
                                            Officer, Treasurer and Secretary

223346




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